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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-69554, 333-53296, 333-53296-01, 333-53296-02 and 333-53296-03 on Form S-3 of
TXU US Holdings Company (formerly known as TXU Electric Company), of our report dated January 31, 2002, appearing in TXU US Holdings Company's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
March 18, 2002